October 2018 Altus Midstream Company Exhibit 99.1

Disclaimer FORWARD LOOKING STATEMENTS The information in this presentation and the oral statements made in connection therewith include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this presentation, regarding Apache Corporation’s (“Apache”) business, operations, and future financial and operating performance and forecasts, and Kayne Anderson Acquisition Corp.’s (“KAAC”) proposed business combination transaction with a wholly owned subsidiary of Apache involving certain midstream assets currently owned by Apache (the “business combination”), KAAC’s ability to consummate the business combination, the benefits of the business combination, and KAAC’s future financial performance following the business combination, as well as KAAC’s strategy, future operations and financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this presentation, including any oral statements made in connection therewith, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, KAAC and Apache disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this presentation. KAAC and Apache caution you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of KAAC and Apache, incident to the development, production, gathering, transportation and sale of oil, natural gas and natural gas liquids. These risks include, but are not limited to, commodity price volatility, low prices for oil and/or natural gas, global economic conditions, uncertainties inherent in the joint venture pipeline options referred to herein, inflation, increased operating costs, construction delays and cost over-runs, lack of availability of equipment, supplies, services and qualified personnel, processing volumes and pipeline throughput, uncertainties related to new technologies, geographical concentration of operations, environmental risks, weather risks, security risks, drilling and other operating risks, regulatory changes, regulatory risks (including if KAAC were to become an investment company in the future), the uncertainty inherent in estimating oil and natural gas reserves and in projecting future rates of production, reductions in cash flow, lack of access to capital, KAAC’s ability to satisfy future cash obligations, restrictions in existing or future debt agreements or structured or other financing arrangements, the timing of development expenditures, managing growth and integration of acquisitions, and failure to realize expected value creation from acquisitions. Should one or more of the risks or uncertainties described in this presentation and the oral statements made in connection therewith occur, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact KAAC’s operations and projections can be found in its periodic filings with the Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the fiscal year ended December 31, 2017. KAAC’s SEC filings are available publicly on the SEC’s website at www.sec.gov. NO OFFER OR SOLICITATION This presentation is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed business combination or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. RESERVE INFORMATION Reserve engineering is a process of estimating underground accumulations of hydrocarbons that cannot be measured in an exact way. The accuracy of any reserve estimate depends on the quality of available data, the interpretation of such data, and price and cost assumptions made by reserve engineers. In addition, the results of drilling, testing, and production activities may justify revisions of estimates that were made previously. If significant, such revisions could impact Apache’s strategy and change the schedule of any further production and development drilling. Accordingly, reserve estimates may differ significantly from the quantities of oil and natural gas that are ultimately recovered. Estimated Ultimate Recoveries, or “EURs,” refers to estimates of the sum of total gross remaining proved reserves per well as of a given date and cumulative production prior to such given date for developed wells. These quantities do not necessarily constitute or represent reserves as defined by the SEC and are not intended to be representative of all anticipated future well results. USE OF PROJECTIONS This presentation contains projections for Apache and KAAC, including with respect to its EBITDA, capital expenditures and distributable cash flow. KAAC’s independent auditors have not audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, have not expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. In this presentation, certain of the above-mentioned projected information has been repeated for purposes of providing comparisons with historical data. The assumptions and estimates underlying the projected information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projected information. Even if the assumptions and estimates are correct, projections are inherently uncertain due to a number of factors outside KAAC’s control. Accordingly, there can be no assurance that the projected results are indicative of the future performance of KAAC after completion of the business combination or that actual results will not differ materially from those presented in the projected information. Inclusions of the projected information in this presentation should not be regarded as a representation by any person that the results contained in the projected information will be achieved.

Disclaimer USE OF NON-GAAP FINANCIAL MEASURES This presentation includes non-GAAP financial measures, including EBITDA and distributable cash flow of KAAC. KAAC believes EBITDA and distributable cash flow are useful because they allow KAAC to more effectively evaluate its operating performance and compare the results of its operations from period to period and against its peers without regard to financing methods or capital structure. KAAC does not consider these non-GAAP measures in isolation or as an alternative to similar financial measures determined in accordance with GAAP. The computations of EBITDA and distributable cash flow may not be comparable to other similarly titled measures of other companies. KAAC excludes certain items from net (loss) income in arriving at EBITDA and distributable cash flow because these amounts can vary substantially from company to company within its industry depending upon accounting methods and book values of assets, capital structures and the method by which the assets were acquired. EBITDA and distributable cash flow should not be considered an alternative to, or more meaningful than, net income as determined in accordance with GAAP or as indicators of operating performance. Certain items excluded from EBITDA and distributable cash flow are significant components in understanding and assessing a company’s financial performance, such as a company’s cost of capital and tax structure, as well as the historic costs of depreciable assets, none of which are components of EBITDA or distributable cash flow. KAAC’s presentation of EBITDA and distributable cash flow should not be construed as an inference that its results will be unaffected by unusual or non-recurring terms. INDUSTRY AND MARKET DATA This presentation has been prepared by KAAC and Apache and includes market data and other statistical information from sources believed by KAAC and Apache to be reliable, including independent industry publications, governmental publications or other published independent sources. Some data is also based on the good faith estimates of KAAC and Apache, which are derived from their review of internal sources as well as the independent sources described above. Although KAAC and Apache believe these sources are reliable, they have not independently verified the information and cannot guarantee its accuracy and completeness. TRADEMARKS AND TRADE NAMES KAAC and Apache own or have rights to various trademarks, service marks, and trade names that they use in connection with the operation of their respective businesses. This presentation also contains trademarks, service marks, and trade names of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names, or products in this presentation is not intended to, and does not imply, a relationship with KAAC or Apache, or an endorsement or sponsorship by or of KAAC or Apache. Solely for convenience, the trademarks, service marks, and trade names referred to in this presentation may appear without the ®, TM, or SM symbols, but such references are not intended to indicate, in any way, that KAAC or Apache will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks, and trade names. “ALPINE HIGH” and are trademarks of Apache Corporation. IMPORTANT INFORMATION FOR INVESTORS AND STOCKHOLDERS In connection with the proposed business combination, KAAC has filed a preliminary proxy statement with the SEC. The definitive proxy statement and other relevant documents will be sent or given to the stockholders of KAAC and will contain important information about the proposed business combination and related matters. KAAC stockholders and other interested persons are advised to read, when available, the proxy statement in connection with KAAC’s solicitation of proxies for the special meeting of stockholders to be held to approve the business combination because the proxy statement will contain important information about the proposed business combination. When available, the definitive proxy statement will be mailed to KAAC stockholders as of a record date to be established for voting on the business combination. Stockholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC’s website at www.sec.gov. In addition, stockholders will be able to obtain free copies of the proxy statement by directing a request to: Kayne Anderson Acquisition Corp., 811 Main Street, Suite 1400, Houston, Texas 77002, email: thart@kaynecapital.com, Attn: Terry Hart. PARTICIPANTS IN SOLICITATION KAAC, Apache and their respective directors and officers may be deemed participants in the solicitation of proxies of KAAC’s stockholders in connection with the proposed business combination. KAAC stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of KAAC in KAAC’s Annual Report on Form 10-K for the year ended December 31, 2017 filed with the SEC on March 27, 2018 and the proposed directors and officers of KAAC in KAAC’s definitive proxy statement, when it becomes available. Additional information will be available in the definitive proxy statement when it becomes available.

Participants Brian Freed Altus Chief Executive Officer Altus Director SVP of Midstream & Marketing at Apache Selected previous experience: SVP of Western US Commercial Operations at Crestwood Midstream VP of Business Development at Rangeland Energy CEO of Energy Solutions International President & CEO of Entessa Ben Rodgers Altus Chief Financial Officer Altus Director VP & Treasurer at Apache Selected previous experience: SVP at EIG Global Energy Partners VP of Commodities & Midstream, Treasurer at Concho Resources VP of Syndicated and Leveraged Finance at J.P. Morgan Senior Consultant in Advisory Services at Ernst & Young Mark Meyer Altus Non-Executive Chairman of the Board SVP – Energy Technology, Data Analytics & Commercial Intelligence at Apache Selected previous experience: Managing Director of investment banking and head of Securities and Research at TPH President, Co-founder of upstream-oriented equity strategies at RR Advisors Lead E&P analyst at Simmons & Company International and Goldman Sachs Reservoir, production and drilling engineering roles with Exxon, Chevron and Union Texas Jonathan Greenberg Apache Manager of Midstream Asset Strategy Manager of Midstream Asset Strategy at Apache Selected previous experience: VP of Business Development at Crestwood Midstream Equity Research Analyst and Private Equity Associate at Kayne Anderson Capital Advisors Investment Banking Analyst at Deutsche Bank Kevin McCarthy KAAC Chairman Altus Director Managing Partner at Kayne Anderson Capital Advisors CEO of Kayne Anderson’s closed-end funds (KYN and KMF) Former Global Head of Energy Investment Banking at UBS

Anticipated Transaction Timeline Date Event Mid to Late October Investor Meetings November 6 Shareholder Meeting November 9 Close & Fund Transaction

Introduction to Altus Midstream Company

Apache

- Leading independent E&P company with 64-year operating history and global footprint
- State of the art midstream system being built to facilitate development of Alpine High – a world-class resource play

Kayne Anderson

- Leading investor in the energy industry ($17 billion in energy investments)(1) with a 20-year track record of investing in MLPs and other midstream companies
- Formed Kayne Anderson Acquisition Corp. ("KAAC") in 2017 to target midstream opportunities

ALTUS MIDSTREAM

Overview of the Company's Assets

Gathering & Processing

- **Rich Processing:** 380 MMcf/d in service today; ~1 Bcf/d of cryos expected in service by end of 2020
- **Lean Treating / Compression:** 400 MMcf/d of lean gas treating and compression
- **Gathering Pipelines:** 123 miles in service today; over 200 miles expected in service by end of 2020
- **Residue Pipelines / Market Connections:** 55 miles in service today with 3 market connections (4 market connections expected by end of 2020)

Joint Venture Pipelines

- **Option Agreements:** Option to acquire equity interests in 5 joint venture pipelines
- **Natural Gas:** 2 long-haul pipelines (Permian to Gulf Coast)
- **NGLs:** 1 regional pipeline and 1 long-haul pipeline (Permian to Mont Belvieu)
- **Crude Oil:** 1 long-haul pipeline (Permian to Corpus Christi)

(1) As of August 31, 2018.

ALTUS MIDSTREAM 6

Transaction Overview

- KAAC has entered into an agreement with Apache Corporation to create Altus Midstream Company ("Altus", "Altus Midstream" or the "Company")(1)
  - Currently trades on NASDAQ under ticker "KAAC", and ticker will change to "ALTM" post-closing
  - Company will own Apache's Alpine High related midstream assets and JV pipelines
- As part of the transaction, Altus has raised $572 million through a common equity PIPE at $10 per share
  - Investors included Kayne Anderson, Advisory Research, Inc., Capital Research and Management Company, Cushing Asset Management, LP, Magnetar Capital, Salient Partners and Tortoise Capital Advisors, LLC
- The Company will have an equity value of ~$3.5 billion(2)
  - Apache Corporation ("APA") will receive ~$2.5 billion of common equity and will own ~71% of Altus Midstream
    - APA will have the ability to earn an additional 37.5 million shares if certain share price and operational thresholds are met(3)
- KAAC will contribute ~$920 million of cash (net of expenses), which will be retained at Altus and used to pre-fund capex
  - ~$380 million from KAAC's IPO together with the PIPE offering

(1) These defined terms collectively refer to Altus Midstream Company and Altus Midstream LP, as Altus will be structured using an Up-C format. See Appendix for additional detail.
(2) Based on $10 share price.
(3) Earn-Out Consideration consists of three separate tranches (12.5 million each) – two tranches are based on share price performance ($14.00 and $16.00) and one is based on operating performance (volumes gathered). See Appendix for more detail on the earn-out shares.

ALTUS MIDSTREAM

7

Sponsor controls production & development Super-system with large contiguous acreage dedication Pure-play Permian Integrated Permian to Gulf Coast midstream value chain JV pipelines provide diversity and long term contracts C-corp structure with an alignment of interests Conservative balance sheet; self-financing New Way to Invest in Midstream…and it’s in the Permian!

Altus Midstream Overview

Investment Merits Premier E&P Sponsor Independent E&P with 64-year operating history and global footprint Dedicated to long-term development plan for Alpine High Transaction achieves Apache’s desire to create a fully integrated midstream company Exposure to World-Class Resource at Alpine High ~340,000 contiguous net acres; multi-decade inventory of drilling locations(1) More than 5,000 vertical feet of stacked pay Alpine High expected to comprise 30-35% of Apache’s total production by 2020 Unique Public Investment Opportunity Pure-play Permian public midstream company Exposure to full midstream value chain from Permian to the Gulf Coast Depth of upstream inventory supports decades of robust cash flow growth Differentiated, Simplified Corporate Structure Clear alignment of interests (C-corp governance / no incentive distribution rights) No leverage at formation; no need to issue common equity Retaining and reinvesting cash flow with no dividend through 2020 Acreage as of July 1, 2018.

Apache's Vision for Alpine High

- Alpine High is a multi-decade growth platform for Apache
  - Resource in place (as of September 2016) of ~3 billion barrels of oil and ~75 Tcf of gas in Barnett and Woodford formations alone
  - Apache has invested >$1.6 billion on E&P activities and >$900 million on midstream infrastructure in Alpine High through Q2 2018
  - Alpine High E&P activities projected to represent ~30% of Apache's capital budget for 2018-2020
- By the end of 2020, gross production from Alpine High is expected to approach >1 Bcf/d of wellhead gas and ~100 MBbl/d of NGLs

Apache's Alpine High Production (Net)(1)



(MBoe/d)
200
180
160
140
120
100
80
60
40
20
0
9
32
85-100
160-180
2017
Q2 2018
2019E
2020E

Alpine High % of Apache Production	
2020E	30-35%

Alpine High is a top priority for Apache

ALTUS MIDSTREAM 11

(1) Based on 75% NRI, on average.

Selected Private Midstream Companies Significant Scale In the Delaware Delaware Basin Processing Capacity (Including Planned Expansions) Selected Public Midstream Companies Selected Private Midstream Companies Only pure-play Permian midstream company that is publicly traded(2) Catalyst JV (MMcf/d) Sources: Company filings and investor relations materials. 1 Bcf/d of cryogenic processing capacity planned through 2020 plus 380 MMcf/d of existing MRU capacity. As of October 2018. (1)

Gathering & Processing Overview Pipeline Map Current Asset Highlights Rich Gas Processing: 380 MMcf/d of capacity in service Lean Gas Treating / Compression: 400 MMcf/d of capacity in service Gathering Pipelines: 123 miles in service Primarily 20-30 inch pipe Residue Pipelines / Market Connections: 55 miles in service with 3 market connections (Comanche Trail, El Paso Line 1600 and Trans-Pecos Pipeline) Acreage footprint depicted on map is as of July 1, 2018. (1) Key Additions by 2020 1 Bcf/d of cryo processing capacity additions 80 MMcf/d of lean gas treating and compression capacity additions >75 miles of gathering pipeline additions 1 additional market connection expected to be in service (Roadrunner)

Altus Midstream Agreements with Apache Alpine High Acreage(2) Area of Dedication Boundary Reeves Jeff Davis Pecos The area of dedication encompasses a total of ~540,000 gross acres (as denoted by the red outline) Includes existing Apache acreage and future acreage acquired by Apache(1) Midstream services dedicated to Altus: Gas gathering, compression and processing Residue gas transportation NGL transportation 100% fixed fee business; market-based rates Contract primary term through 2032 Future acreage acquired by Apache within the area of dedication will be dedicated unless such acreage has a pre-existing dedication. Acreage footprint depicted on map is as of July 1, 2018.

Joint Venture Pipelines Overview

Pipeline Map



N
Waha
Katy Market Access
Katy
Mont Belvieu
STX / Aqua Dulce Market Access
USGC Pipeline / LNG Market Access
Corpus Christi
Agua Dulce
Gulf Coast Express
Permian Highway Pipeline
Shin Oak
SCM NGL Line to Waha
EPIC Crude Pipeline
Area of Dedication

Commentary

- Altus will own options to participate in five joint venture pipelines
  - Nat Gas
    - 15%[1] of KMI's Gulf Coast Express
    - 33%[2] of KMI's Permian Highway
  - NGLs
    - 33% of EPD's Shin Oak
    - 50% of Salt Creek NGL
  - Crude
    - 15% of EPIC Crude
- All pipelines expected in service by end of 2020
- Altus expects to invest ~$1.5 - $1.8 billion of capital in JV pipeline projects
  - No promote paid above construction cost for any JV pipeline project
  - Very attractive projects for Altus (~7x build multiple of EBITDA, on average)

(1) Altus may have the option to acquire an additional 1% interest in GCX subject to certain conditions precedent, including having less than 30% equity in PHP following the exercise of the PHP option.
(2) Subject to reduction in the event that other options to acquire equity in Permian Highway held by third parties are exercised. Altus ownership expected to be no less than ~27%.

ALTUS MIDSTREAM 15

Altus Financial Forecast Altus EBITDA Guidance Altus is well positioned to deliver “top-tier” growth well into the next decade ($ in millions) CAGR: 106%(1) Based on midpoint of guidance. Altus financial forecast is underpinned by identified sources of growth Majority of growth driven by JV pipelines placed in-service in 2019-2020 For G&P business, 2019-2020 volume is in-line with Apache’s public guidance ranges (and Apache represents >95% of forecasted volume) Q4 2020 annualized EBITDA projected to be $475-$550 million

Additional Avenues for Growth

Strategic Relationship with Apache	Third Party Growth

Strategic Relationship with Apache

- Altus has ROFO on water systems at Alpine High
- Altus has ROFO on any new long-haul pipelines / Gulf Coast assets
- Altus has ROFO to develop a crude oil gathering system
- Altus has right to participate in midstream opportunities within an area of mutual interest
  - ~1.7 million acre area covering approximately 10 miles surrounding area of dedication

Third Party Growth

- Leverage asset footprint for additional third party volumes outside of Apache's Alpine High footprint
- Altus will be extremely well positioned to gather offsetting "checkerboard" Alpine High acreage
- Third party M&A
- Size and scale to pursue large organic growth projects

These growth opportunities are not included in Altus' guidance

ALTUS MIDSTREAM 17

Alpine High Overview

Alpine High: A World-Class Resource Play

Scale

- Unprecedented hydrocarbon column >5,000 feet
- Vertically stacked oil, rich gas, and lean gas fairways
- ~340,000 contiguous net acres(1)
- 5,000+ locations identified as of October 2017
- 3 billion bbls / 75 Tcf of resource in place

Execution

- Significant ramp up in production from May 2017 to July 2018 (54 Mboe/d)
- Nearly tripling the number of producing wells from YE 2017 to YE 2018
- Guiding 2019 Alpine High volumes to upper end of 85-100 MBoe/d range

Economics

- Highly economic rich gas play; proven oil upside
- Liquids uplift combined with low F&D and operating costs – strong recycle ratios

Alpine High Acreage Map(1)


Ward
Reeves
~60 miles
Jeff Davis
Pecos

(1) Acreage as of July 1, 2018.

ALTUS MIDSTREAM 19

Stacked Pay From 13 Landing Zones



High frequency, rapidly rising and falling sea level environment
Parasequences
UNCONFORMITY
Tranquil marine environment, gradually rising worldwide sea level conditions
Source Rock
3rd BONE SPRINGS
WOLFCAMP
PENNSYLVANIAN
BARNETT
WOODFORD
DEVONIAN
ORGANIC SHALE PARASEQUENCE
CARBONATE DEBRIS FLOW
ORGANIC SHALE
13 landing zones so far; >5,000 vertical feet

Woodford + Barnett + Penn	3rd Bone Springs + Wolfcamp
▶ Thick, laterally continuous deposition	▶ Higher variability with sweet spots
▶ Oil, rich gas and lean gas windows	▶ Oil and rich gas windows
▶ Minimal in-situ water	▶ Water wet rock
▶ Indigenous, organic shale	▶ Indigenous shale and migrated hydrocarbons

ALTUS MIDSTREAM 20

Superior to Established Resource Plays Parameter Alpine High (Woodford/Barnett) SCOOP (Woodford) Marcellus (Rich Gas) Eagle Ford (Condensate) TOC (weight %) 4%-10% 4%-10% 1%-5% 1%-7% Primary Mineralogy Silicate Silicate Silicate Carbonate Clay Content 10%-20% 20%-35% 20%-35% 10%-40% Total Porosity 8%-12% 4%-10% 6%-11% 4%-11% Pressure (psi) 5,000-9,000 7,700-10,500 3,500-4,200 4,875-10,000 Thickness (ft) 550-1,100 80-200 50-200 50-350 Depth (ft) 10,000-13,000 11,000-15,000 5,000-8,000 11,000-14,000 Low clay content, high porosity and thickness distinguish Alpine High from other domestic resource plays and drive favorable well economics

Measured Approach to Optimization Apache has taken a very methodical approach so far Focus on delineation, not optimization Delineation phase completion design allows isolation of geologic variations Short laterals Light proppant volumes Lots of room for improvement….by design Apache believes it can substantially improve well performance via optimization Delineation / Science Optimization Testing 2018 is the first year that Apache is testing different development alternatives Optimized completions – longer laterals and higher proppant volumes Multiple landing zones (testing up to 3 zones in the Woodford) Spacing tests

Alpine High: Transitioning to Full-field Development Apache’s long-term methodical approach to developing Alpine High Formulation of concept, concept testing and confirmation Areal and vertical delineation Focus on reducing costs, increasing efficiency and maximizing recovery Transition to full field development Optimized Spacing, Patterns & Completions Drilling Efficiencies Lifting Cost Efficiencies = + 2014 - 2016 2016 - 2017 2018 and Beyond

Alpine High: Significant Production Ramp Underway Alpine High 2018 Wells Placed on Production Average Monthly Well Completions Averaged 8 rigs and ~2 frac crews in 2Q 2018 ~92 wells expected to be placed on production in 2018 Total during 2018 is nearly double the amount placed online in 2016 and 2017 Net production averaged ~32 MBoe/d in 2Q 2018, up more than 20% from 1Q 2018 Net production increased to ~54 MBoe/d by end of July 2018 Guiding 2019 Alpine High volumes to upper end of 85-100 MBoe/d range; 2018 tracking to 45 MBoe/d guidance Key Statistics

Alpine High: Attractive Rich Gas Economics

▶ Representative economics for rich gas wells are fully burdened (4,400' lateral); optimized development should enhance returns

Typical Well			
EUR (Bcfe)	9	-	15
Well Cost ($MM)	$4	-	$6
Product Mix			
% Oil	*3%*	-	*15%*
% NGL	*51%*	-	*56%*
Fully Burdened Economics @ $65 WTI / $3.00 HH			
BTAX NPV-10 ($MM)	$7	-	$9
BTAX IRR %	50%	-	100%
Fully Burdened Economics @ $50 WTI / $2.50 HH			
BTAX NPV-10 ($MM)	$4	-	$6
BTAX IRR %	29%	-	66%

Upper Range Well			
EUR (Bcfe)	16	-	21
Well Cost ($MM)	$4	-	$6
Product Mix			
% Oil	*0%*	-	*8%*
% NGL	*41%*	-	*54%*
Fully Burdened Economics @ $65 WTI / $3.00 HH			
BTAX NPV-10 ($MM)	$6	-	$13
BTAX IRR %	78%	-	300%
Fully Burdened Economics @ $50 WTI / $2.50 HH			
BTAX NPV-10 ($MM)	$3	-	$9
BTAX IRR %	38%	-	158%

Single Well Economic Assumptions:
- Prices: $65 WTI / $3.00 Henry Hub / NGL($/GAL) C2: $0.28, C3: $0.83, C4: $0.94, C5: $1.42
    - $50 WTI / $2.50 Henry Hub / NGL($/GAL) C2: $0.28, C3: $0.75, C4: $0.90, C5: $1.22
- Waha basis / Transport to US Gulf Coast markets = $0.50/MMbtu; midstream fee = $0.87/Mcf
- Crude basis: $2.25
- NGL yields and midstream fees assume cryogenic processing
- Economics include overhead, workover, abandonment and E&P facility burdens

ALTUS MIDSTREAM 25

Alpine High: Premium Capital Efficiency Typical Well 433% recycle ratio $/BOE GAS NGL OIL Upper Range Well 580% recycle ratio Assumptions: Prices: $65 WTI; $3.00 Henry Hub; Waha basis / Transport to US Gulf Coast markets = ($0.50); NGL($/GAL) C2: $0.28, C3: $0.83, C4: $0.94, C5+: $1.42 Opex includes LOE, Gathering, Transportation & Processing, and Production taxes F&D reflects drilling, completion, and equipping Recycle Ratio: Cash Margin/F&D Highly prolific wells and low costs result in impressive recycle ratios Top-tier recycle ratios highlight APA’s ability to generate cash and re-invest

Alpine High Evolution September 2016 September 2018 2020 (Est.) Rig Count 3 7 10 - 11 Total Wells Drilled 14 162 425 – 450 at year-end Total Wells on Production 9 111 350 – 375 at year-end Net Production (Mboe/d) Nm ~54 (July Exit Rate) 160 – 180 Location Count 2,000 – 3,000+ 5,000+ Ongoing Testing Confirmed Landing Zones 2 13 Ongoing Testing Altus Midstream Nm Rich gas processing capacity: 380 MMcf/d Lean treating & compression: 400 MMcf/d 3 cryos under construction (first in-service mid-2019) Rich gas processing capacity: ~1,380 MMcf/d Lean treating & compression: 480 MMcf/d Five cryo plants at year end

Recent Results of Alpine High Strategic Testing

Pad / Well	Description	Results (gross)	Strategic Implications
Blackfoot(1)	12-well pad; Half-section spacing test of 3 Woodford landing zones	• Producing 102 MMcf/d and 200 Bopd • Rates still rising on clean up • ~1200 Btu gas	Extrapolates to 24 wells per section
Dogwood(2)	6-well pad in dry gas area; Testing 660-foot spacing in Woodford / Barnett	• Minimal-to-no interference after more than 180 days on-line • Cumed 10.9 Bcf to date • Producing 48 MMcf/d	Confirms viability of 660-foot spacing within a single interval; compares favorably to 925-foot spacing assumed in current location count
Fox State(2)	3-well pad; Testing longer laterals in the Central Crest of the Woodford	• Producing 19 MMcf/d and 321 Bopd • Rates still rising on clean up • ~1300 Btu gas	Longer laterals could yield better results
Mohican #201(2)	Single well; Northern Flank, standard lateral, Barnett wet gas test	• Producing 9.4 MMcf/d and 420 Bopd • Rates still rising on clean up • ~1300 Btu gas	Further confirmation of Barnett development viability in the Northern Flank

(1) As of August 2, 2018.
(2) As of July 30, 2018.

ALTUS MIDSTREAM 28

Northern Flank: Blackfoot State Unit (NOT TO SCALE) WELLBORES COLORED BY BATCH PAD To Be Drilled

Financial Overview

Financial Philosophy Altus Midstream’s simple structure is a key point of differentiation vs. its midstream peers No debt at closing and undrawn revolver provide strong liquidity No incentive distribution rights The Company expects to have ~$920 million of cash on hand at closing Recently secured commitments for an $800 million credit facility (in place at closing) Altus expects to begin borrowing during 2019 to finance growth Target leverage ratio of 3x or less No dividends expected through 2020 as cash flow ramps Expect to institute a dividend during 2021 (subject to board approval) Expect dividend policy to be similar to high quality midstream peer group Altus can execute on its current growth plans without issuing common equity

Financial Guidance Altus Midstream Gathered Volumes(1) (MMcf/d) Altus Midstream Revenue per Mcf Altus volume forecast through 2020 includes Apache volume assumptions consistent with Apache’s public guidance for Alpine High production (average royalty interest is 25%). Altus volume expectation for Apache volume in 2021 does not represent Apache guidance. ($/Mcf) 600 - 730 1,030 - 1,260 1,470 - 1,800 2019E 2020E 2021E

Financial Guidance Altus Midstream Growth Capex(1) Altus Midstream EBITDA(1) ($ in millions) ($ in millions) Assumes exercise of all five options for JV pipelines. % Attributable to JV Pipelines % Attributable to JV Pipelines $120 - $140 $240 - $300 $350 - $420 $475 - $550 $500 - $600 2019E Q4 2019E Annualized 2020E Q4 2020E Annualized 2021E $260 - $320 $1,450 - $1,750 $550 - $650 $400 - $500 Q4 2018E 2019E 2020E 2021E

Conservative Financial Plan Altus Midstream will have no debt at closing Expect to have run-rate leverage ratio of less than 3x by year-end 2020(1) (assuming growth capex financed with operating cash flow and borrowings) Pipeline JV interests provide additional financing flexibility (asset level financing) Expect all five JV pipelines to be in service by Q4 2020 For 2021 and beyond, Altus can institute a dividend policy and still finance growth through operating cash flow and moderate leverage (under 3x target) Uses midpoint of guidance ranges.

Recent Developments Since transaction announcement in August, there have been several recent developments that we expect to positively impact the Altus financial projections: Now expecting PHP ownership to be ~27% Had assumed ~24% when developing guidance; now that the project has reached FID, Altus is contractually entitled to no less than ~27% ownership Depending on the equity option exercise decision from other shippers, Altus may be able to acquire a 33% interest Now expecting higher EBITDA and capex associated with EPIC Recent commercial activity has led to stronger volume forecast Pipeline being upsized from 24” to 30” pipe Expecting moderately lower capex for GCX Expecting moderately higher capex for PHP In total, expect incremental capex of $75-$100 million deployed at 6x-8x EBITDA multiple No change to guidance ranges previously provided

Valuation

Overview

- Distributable cash flow per share CAGR that is unrivaled by peers
  - Expect this to continue beyond guidance period
- Trades "cheaper" than peer averages on 2-year forward EV/EBITDA
  - Trades at a modest premium 1-year forward
  - Trades in line based on 2020 multiples

Calculation of Forward EV / EBITDA

Day 1 Equity Value	$3,544
Plus: Debt	–
Less: Cash	(920)
Day 1 Enterprise Value	$2,624
Plus: Externally Funded Capital (10/1/18 - 12/31/20)	2,100
Adjusted 12/31/20 Enterprise Value	$4,724
Annualized Q4 2020 EBITDA (Midpoint of Guidance)	513
Enterprise Value / 2020 Run-Rate EBITDA	**9.2x**

2019 – 2021 DCF per Share / Unit CAGR(1)



120%
100%
80%
60%
40%
20%
0%
85% - 105%
10%
Altus
Public Peers

EV / EBITDA: Altus vs. Public Peers(2)



16x
12x
8x
4x
0x
15.3x (3)
12.5x
12.2x
12.2x
9.2x
11.6x
Q4 2019 Annualized
2020
Q4 2020 Annualized (4)
Altus (Midpoint of Guidance)
Public Peers

Source: Wall Street Research. Peers include: AM, EPD, OKE, PSXP, SHLX, TRGP, WES and WMB.

(1) For C-corps, cash available for dividend per share. For MLPs, distributable cash flow attributable to LP unitholders per LP unit.
(2) Enterprise value calculations include externally financed capex. Assumes $10 share price. Metrics as of October 4, 2018.
(3) Excludes capex and EBITDA associated with Permian Highway Pipeline, as the pipeline does not contribute EBITDA in 2019.
(4) EV includes capex through Q4 2020 compared to Q4 2020 annualized EBITDA.

ALTUS MIDSTREAM 36

Appendix

Details on Joint Venture Pipelines

	Gulf Coast Express	Permian Highway	Shin Oak	Salt Creek NGL Line	EPIC Crude
Product	Natural Gas	Natural Gas	NGL	NGL	Crude
Operator	Kinder Morgan	Kinder Morgan	Enterprise Products	ARM	EPIC
Pipeline Cost	$1.75 billion	$2 billion	Undisclosed[1]	$100 million	Undisclosed
Altus Option %	15%[2]	33%[3]	33%	50%	15%
Option Expiration	12/31/18	9/4/19	60 days following in-service date	1/31/20	2/1/19
Origin/Terminus	Waha/Agua Dulce	Waha/Gulf Coast	Waha/Mont Belvieu	Alpine High/Waha	Orla/Corpus Christi
Miles of Pipeline	447	430	658	60	730
Pipeline Capacity	2.0 Bcf/d	2.0 Bcf/d	550 MBPD	445 MBPD	600-900 MBPD[4]
In-Service Date	Q4 2019	Late 2020	Q2 2019	Q1 2019	Q3 2019[5]
Other Owners[6]	KMI, DCP, TRGP	KMI, EagleClaw	EPD	Salt Creek	NBL, FANG
Contract Mix	MVC	MVC	Dedication	Dedication	MVC/Dedication

(1) Altus' estimate of the exercise price for Shin Oak (after it comes in-service) is $500 million attributable to its potential 33% ownership interest.
(2) Altus may have the option to acquire an additional 1% interest in GCX subject to certain conditions precedent, including having less than 30% equity in PHP following the exercise of the PHP option.
(3) Subject to reduction in the event that other options to acquire equity in Permian Highway held by third parties are exercised.
(4) Represents Permian Basin pipeline capacity. Initial capacity is 600 MBPD, expandable to 900 MBPD.
(5) Represents in-service timing for interim service; permanent in-service expected by January 2020.
(6) Represents existing project partners and disclosed holders of equity options.

ALTUS MIDSTREAM 38

Gulf Coast Express Pipeline (GCX) Overview

Pipeline Map


N
Waha
Waha Area Receipt Points
EPNG/KMTP Mendoza Trains
EPNG Waha Header
DCP/Atmos Waha Header
ETC Trans-Pecos Header
Atmos
Enterprise
Oasis
Transwestern
ONEOK
Apache
WhiteWater Midstream
Northern Natural Gas
Agua Dulce Delivery Points
KM Tejas / Texas / Border
Enbridge Valley Crossing
NET Mexico
Howard Webb County Header
NGPL
TGP
HPL
Southcross
Corpus Christi
Agua Dulce
Gulf Coast Express
Area of Dedication

Commentary

- Altus will have an option to acquire 15% of GCX through 12/31/2018
  - Potential to acquire an additional 1% of GCX (total ownership of 16%) subject to certain conditions precedent (including ultimate ownership % of Permian Highway less than 30%)
- Current ownership is 50% Kinder Morgan, 25% DCP and 25% Targa
- Project Scope:
  - Mainline: 447.5 miles of 42" pipeline originating at the Waha Hub and terminating near Agua Dulce, Texas
  - Midland lateral: 50 miles of 36" pipeline
  - 214,280 HP of installed compression
  - Kinder Morgan Texas Pipeline LLC is operator and constructor
- Project Statistics:
  - Capacity: 1.98 Bcf/d
  - Estimated capital: $1.75 billion
  - Estimated to be in-service in October 2019
  - Minimum contract term: 10 years
- Capacity is fully subscribed under long-term, binding agreements
- Provides flexible access to growing markets
  - Exports to Mexico and Gulf Coast LNG liquefaction terminals
  - Growing industrial demand
  - Multiple pipeline interconnects at Agua Dulce including KMI intrastate capacities of over 7 Bcf/d (pipeline) and 132 Bcf (storage)

ALTUS MIDSTREAM 39

STX / Aqua Dulce Market Access Katy Market Access USGC Pipeline / LNG Market Access Permian Highway Pipeline (PHP) Overview Pipeline Map Commentary Altus will have an option to acquire 33% of Permian Highway Pipeline through 9/4/2019 Altus’ ownership percentage may be reduced (to a minimum of approximately 27%) in the event that other options to acquire equity in PHP held by third parties are exercised Current ownership is 50% Kinder Morgan and 50% EagleClaw Ultimate ownership interest may vary between approximately 27% and 50% depending on the outcome of ownership options held by anchor shippers Kinder Morgan announced that it received sufficient shipper commitments to reach “final investment decision” on 9/5/2018 Approximately 430 miles of 42” pipeline from Waha to Katy, with connections to the U.S. Gulf Coast and Mexico markets Designed to transport approximately 2 Bcf/d of natural gas Expected to be in-service by late 2020 Kinder Morgan Texas Pipeline LLC is operating and constructing the pipeline

Shin Oak Pipeline Overview Pipeline Map Commentary Altus will have an option to acquire 33% of Shin Oak Pipeline exercisable during a 60-day period commencing on the in-service date of the pipeline Shin Oak will be operated and constructed by Enterprise and consists of 658 miles of 24-inch pipeline connecting Orla and Waha to Mont Belvieu Altus’ estimate of the exercise price for Shin Oak (after it comes in service) is $500 million attributable to its potential 33% ownership interest Anticipated to be in-service in Q2 2019 100% of the pipeline has been acquired and construction commenced on the western section of the pipeline in Q1 2018 Salt Creek Midstream NGL line (from Alpine High to Waha) will connect into Shin Oak Shin Oak is differentiated through its integration with Enterprise’s existing pipelines and fractionators, providing (i) supply from multiple basins (e.g., Rockies through Rocky Mountain and MAPL) and (ii) superior flow assurance, which is a competitive advantage to attract third party business

Salt Creek NGL Pipeline Overview Pipeline Map Commentary Salt Creek Midstream is constructing an NGL line originating at the tailgate of the Diamond Cryo Complex, transporting NGLs produced out Alpine High to Waha Will connect to Shin Oak at Waha Waha provides point of liquidity to other takeaway outlets (e.g., EPIC, Chaparral, Lone Star, Grand Prix) Altus will have an option to acquire 50% of the pipeline through 1/31/2020 Apache has dedicated its NGLs from Alpine High to the pipeline, and Salt Creek Midstream has dedicated the NGLs from its processing complex to the pipeline Salt Creek Midstream currently spans over 350,000 acres in gas dedications and approximately 300,000 acres in crude dedications within the Delaware Basin Project details Project cost: ~$100 million Anticipated in-service in Q1 2019 Pipeline capacity of 445 MBPD Altus will have a contractual cap on its share of capital it is obligated to contribute (which is in-line with the capital assumed in Altus guidance)

EPIC Crude Pipeline Overview Pipeline Map Commentary Altus will have an option to acquire 15% of EPIC Crude through 2/1/2019 The project consists of 730 miles of pipeline connecting the Permian and Eagle Ford Basins to Corpus Christi Based on recent commercial success, pipeline is being upsized to 30” from 24”, which will expand Permian Basin pipeline capacity to approximately 600 MBPD from 440 MBPD Capacity is expandable to 900 MBPD with the installation of additional pumps and storage Because of high customer demand for crude oil transportation, EPIC made the decision to utilize the third and final phase of its EPIC NGL Pipeline from Crane to Corpus Christi for interim crude oil service while the EPIC Crude Oil Pipeline and EPIC NGL fractionator remain under construction Interim service is expected to commence in Q3 2019 Permanent in-service timing is expected to be January 2020 30” pipe has been ordered from 2 steel mills and is expected to start arriving in early 2019 All major equipment and pumps are currently on hand ROW is 100% secured for the first 2 phases of the system Noble has an option to acquire up to 30% of EPIC Crude Pipeline (and up to 15% in the EPIC NGL Pipeline); Noble dedicated substantially all of its Delaware Basin acreage position in Reeves County up to 100 MBPD to EPIC Crude Pipeline Diamondback will have an option (subject to certain conditions) to acquire up to 10% of EPIC Crude Pipeline; Diamondback has committed to 100 MBPD of firm takeaway capacity (half take-or-pay, half acreage dedication) on the pipeline encompassing the majority of its estimated Midland Basin production

Potential organic growth opportunity from future drop-down of water businesses supporting Alpine High ROFO: Water Infrastructure Water Infrastructure Summary Existing & Planned Pipeline 15 brackish / freshwater pits with 4.9 MMbbls capacity 6 active water recycling facilities with 6.4 MMbbls capacity 46 miles of permanent gathering and water distribution lines expected to be in-service by year-end 2018 34 central tank batteries connected to water recycling facilities, flowing nearly 90% of the total water production for all of Alpine High Futures SWDs to connect to system being planned Acreage footprint depicted on map is as of July 1, 2018. (1)

Forecast Key Assumptions “Effective Date” for transaction closing of September 30, 2018 (actual closing date currently expected to be in November 2018) ~$920 million of cash and no borrowings at close Financing plan does not include future issuances of common equity No dividend expected to be paid through 2020 Altus gathering and processing (“G&P”) volumes are based on (i) Apache’s public guidance for Alpine High production in 2019-2020, (ii) Altus assumptions for Apache volume in 2021, which is based on Earn-Out consideration target of ~1.57 Bcf/d and (iii) Altus assumptions around third party volumes on the system Expect 60%-70% of volumes to be rich gas and 30%-40% to be lean gas G&P EBITDA margin of 45%-55% for full year 2019, trending toward 60%-70% in 2020 and beyond Revenue per mcf increase in 2020 vs 2019 for rich gas is primarily attributable to an incremental high pressure gathering fee which takes effect as cryogenic processing plants come online Guidance for joint venture pipelines is based on (i) expected in-service dates and assumed option exercise dates for the five joint venture pipelines and (ii) projections for each joint venture pipeline provided by each operator

Alpine High Takeaway Apache has contracted takeaway capacity (through a combination of volume commitments and acreage/plant dedications) from Altus Midstream’s infrastructure Provides flow assurance to liquid markets at attractive netbacks 550 MDth/d volume commitment for residue gas takeaway on GCX (operated by Kinder Morgan) 500 MDth/d volume commitment for residue gas takeaway on PHP (operated by Kinder Morgan) Enterprise has committed to purchase the NGLs produced from Alpine High by Apache at the terminus of the Salt Creek NGL Pipeline near Waha up to 205 MBPD Alpine High NGLs are dedicated to the Salt Creek NGL Pipeline from Alpine High to Waha up to 265 MBPD Alpine High crude oil is dedicated to EPIC Crude Pipeline up to 75 MBPD

Sources ($ in millions) Ownership (shares in millions) Capitalization at Close ($ in millions, except per share) $377 million raised in IPO and an estimated ~$3 million interest earnings since KAAC’s IPO closing date. Net of 1.9 million shares transferred to APA as part of this Transaction. Includes 120,000 shares held by KAAC’s current independent directors. Transaction Sources & Uses / Capitalization Uses ($ in millions)

Equity Securities Outstanding at Close Security Number Outstanding (in millions) Commentary Class A Shares 354.4 Altus will be structured using an Up-C. Class A share count includes 250 million Class C shares held by APA that are freely exchangeable into Class A shares at APA’s election at any time Contingent Class A Shares (Earn-Out Shares) 37.5 APA will own three separate tranches of 12.5 million shares in each tranche. Converts into Class A shares based on meeting certain share price and volume thresholds Warrants – Public 12.6 Warrants held by public and currently publicly-traded under the ticker “KAACW”. These warrants have a 5-year life from closing and a strike price of $11.50 per share Warrants – Sponsor 6.4 3.2 million warrants held by Kayne Anderson and 3.2 million held by APA. Terms of these warrants are substantially identical to warrants issued to the KAAC IPO investors

Commentary Structure Chart(1) Up-C Structure Entity will be structured using Up-C format Operating assets will be held at Altus Midstream LP (“OpCo”) Management of OpCo and all governance will take place at Altus Midstream Company At closing, Apache receives an equal number of OpCo units and Class C shares in Altus Midstream Company Class C shares vote as a single class with Class A share and Apache will control with its 71% voting interest OpCo units are exchangeable into Altus Midstream Company Class A shares(3) Altus Midstream LP (“OpCo”) Altus Midstream Company (NASDAQ: ALTM) KAAC IPO Investors PIPE Investors Apache Corp. Kayne Sponsor Shares(2) 29% (Class A) 71% (Class C) 29% 71% Percentages based on effective ownership of OpCo at close. Percentages include all common equity at $10/share / unit (does not include warrant and/or contingent share dilution). Includes 7.6 million Class B shares that will convert to Class A shares upon close of the Transaction (net of 1.9 million Class B shares transferred to APA as part of this Transaction). Subject to 180-day lock-up period.

Description of Earn-Out Consideration In addition to the 252 million shares issued to Apache at closing, Apache can potentially be issued 37.5 million additional shares in Altus if certain thresholds are met (the “Earn-Out Shares”) 12.5 million shares when Altus Midstream’s share price equals or exceeds $14.00 per share for any 20 trading days within a 30-trading day period within five years of closing 12.5 million shares when Altus Midstream’s share price equals or exceeds $16.00 per share for any 20 trading days within a 30-trading day period within five years of closing 12.5 million shares when, during 2021, volume from Apache’s area of dedication to Altus Midstream equals or exceeds ~574.4 Bcf (~1.57 Bcf/d)

Illustrative Fully Diluted Share Count and Ownership Includes 25 million Earn-Out Shares that are based on Altus Midstream’s stock price ($14/share and $16/share). Includes 7.6 million Class B shares that will convert to Class A shares upon closing of the Transaction (net of 1.9 million Class B shares transferred to Apache as part of this Transaction). Warrants include 12.6 million warrants issued to purchasers in KAAC’s IPO, 3.2 million warrants held by Kayne Anderson and 3.2 million warrants held by Apache. Assumed cashless exercise of warrants (treasury stock method). An additional 12.5 million shares will be granted to Apache to the extent Apache’s volumes gathered by Altus Midstream Company equal or exceed ~574.4 Bcf during 2021.